PBHG FUNDS

                          SUPPLEMENT DATED JUNE 3, 2002

                             To the Prospectuses for
     the PBHG Class and Advisor Class Shares of the PBHG Special Equity Fund

         This Supplement updates certain information contained in the Prospectus for the PBHG Class shares dated January 14, 2002 (as supplemented March 12,
2002) and in the Prospectus for the Advisor Class shares January 14, 2002 (as supplemented March 12, 2002) for the PBHG Special Equity Fund. You should retain the Prospectus for future reference. You may obtain an additional copy of the PBHG Class Prospectus or the Advisor Class Prospectus free of charge by calling 1-800-433-0051 or via the internet at www.pbhgfunds.com.



         On May 29, 2002, the U.S. asset management group of Old Mutual plc, the indirect parent corporation of NWQ Investment Management Company, Inc. ("NWQ"), the sub-adviser to the PBHG Special Equity Fund announced that it had reached an agreement to sell NWQ to John Nuveen Company (the "Transaction"). The closing of the Transaction is expected to take place within 60 days and is subject to a number of conditions, including certain regulatory approvals. In addition, while the conditions to closing the Transaction are not yet finalized, the Trustees of PBHG Funds may be asked to approve actions to facilitate the Transaction, and if so approved, the shareholders of the PBHG Special Equity Fund also may be asked to vote to approve those actions.